DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Massachusetts Tax Exempt Bond Fund for its fiscal year ended May 31, 1997. Your Fund produced a total return, including bond price changes, capital gain distributions and interest income, of 8.37%.* The Fund's tax-free annualized distribution rate per share was 5.23%.** (Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders).
Economic Review
    Plentiful jobs and low inflation spurred consumer confidence to its highest level in 27 years by the end of the reporting period, May 31, 1997. Economic growth surged 5.6% in the first quarter of this year, sharply higher than the 3.8% rate in the last quarter of 1996. With unemployment at its lowest level in 23 years, there was fear that without some preemptive tightening in monetary policy, inflationary pressures would resume. As a precaution, in March 1997, the Federal Open Market Committee (the "FOMC"),
the policy-making arm of the Federal Reserve Board (the "Fed"), raised the Federal Funds rate one quarter of a percentage point to 5.50%. It was the first hike in short-term rates in over two years. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) Fed Chairman Greenspan likened the increase to "the small immediate discomfort of a vaccination against the possibility of getting a serious disease." Subsequent to the March rate increase, signs of inventory accumulation and some moderation in retail sales may have helped stay the Fed from implementing additional increases in short-term interest rates.
    The great difference between the present economic recovery and previous ones is the absence of inflation. The economy is now in its seventh year of expansion, an expansion devoid of any appreciable resurgence in inflation.
The Producer Price Index, a measure of prices paid by manufacturers and an indicator of so-called pipeline inflation, declined over the first four months of this year and has risen less than 1% over the previous twelve months. The rise in inflation on the consumer level has been similarly subdued. The Consumer Price Index increased a modest 2.5% over the twelve-month period ending in April.
    On another front, the tight labor market has spawned fears that rising wages would provide an inflationary stimulus to the economy. So far, this has not occurred. The Employment Cost Index, a gauge of wage and benefit increases, has remained below 3%. The bipartisan budget agreement recently reached between the Clinton Administration and the Republican Congressional leadership has also eased inflationary fears.
    The economic confidence of consumers is readily understandable. The exceptionally low unemployment rate has combined with a strong economy that has expanded with unusual vigor. But, despite huge business investment in technology to improve productivity, it would be folly to assume that the economy's capacity for noninflationary growth is unlimited. Consumers enjoying both job stability and rising personal incomes could increase their spending to levels that would strain production and bring on inflation; or
the Fed could again tighten credit, perhaps in another precautionary move. Market Environment
    For much of the past year, the trading environment for fixed income securities has been dominated by a measure of volatility one would expect to find during periods of rapidly shifting perceptions as to the course of economic growth and of inflationary pressures. Early on, as attention focused on the tightening of the labor markets as the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the FOMC. As such, interest rates were driven to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures, market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These rapid shifts in investors' perceptions of the economy and the appropriate levels of long-term interest rates occurred frequently throughout the year, establishing a broad trading range in prices. In November 1996, as investors became convinced of a significant slowing in the rate of growth of the economy, this range in prices was redefined to higher levels. With the turn of the calendar into 1997, however, these higher levels proved unsustainable, as evidence of the resilience of the economy's current expansion continued to mount. The resulting rise in long-term interest rates foretold the move by the FOMC to assume a more restrictive posture at its March meeting.
    Throughout 1996 municipal securities were hard-pressed to escape the volatility witnessed by the fixed income markets in general. Ultimately, tax exempt bonds were supported by a formidable technical dynamic of strong demand and limited supply which enabled municipals to significantly outperform comparable term U.S. Treasuries. A comparison of the decline in yields and subsequent price appreciation experienced by the holders of
30-year U.S. Treasury bonds and Municipal bonds as represented by The Bond Buy er 25 Bond Revenue Index (the "Revenue Index") clearly illustrates this point. While interest rates fluctuated significantly over the course of the year ended May 31, 1997, 30-year Treasury yields closed the period 10 basis points lower than the start of the year (.10%) at 6.90%. Over the same time, the Revenue Index declined by 30 basis points (.30%) to close the period at 5.91%, which represents a taxable equivalent yield of 8.20%, assuming a 28% Federal income tax bracket. (Remember, fund yields and net asset values do fluctuate; past performance is no guarantee of future results, and actual results for a fund will vary from an index).
Portfolio Overview
    In managing your Fund's assets during a period of such volatility, a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times, higher levels of cash reserves were established in order to further buffer the Portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend Portfolio duration in order to capitalize on potential price appreciation inherent in such an environment. Your Fund's performance during this reporting period also was impacted by efforts to achieve a balanced posture addressing the generation of tax-free income as well as a measure of total return reflective of the market in general. Throughout this process, performance was further impacted by enhancing the liquidity and performance characteristics of the portfolio by extending the optional redemption characteristics and improving the underlying creditworthiness of its holdings.
    We appreciate your investment in the Dreyfus Massachusetts Tax Exempt
Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
June 17, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.
[Exhibit A]
DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND           MAY 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND AND
THE LEHMAN BROTHERS MUNICIPAL BOND INDEX


$22,345
Lehman Brothers
Municipal Bond Index*
Dollars
$20,065
Dreyfus Massachusetts
Tax Exempt Bond Fund
*Source: Lehman Brothers
[Exhibit A]

Average Annual Total Returns
                   One Year Ended                    Five Years Ended                   Ten Years Ended
                    May 31, 1997                       May 31, 1997                       May 31, 1997
                  ________________                   ________________                   ________________
                       8.37%                              6.37%                              7.21%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Massachusetts Tax Exempt Bond Fund on 5/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
STATEMENT OF INVESTMENTS                           MAY 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments_93.1%                                                                Amount          Value
                                                                                                    __________     __________
Massachusetts_89.6%
Boston 5%, 11/1/2016 (Insured; FGIC)........................................                    $    2,500,000  $   2,344,775
Boston-Mount Pleasant Housing Development Corp., MFHR, Refunding
  6.75%, 8/1/2023 (Insured; FHA)............................................                         1,675,000      1,737,277
Mashpee, Municipal Purpose Loan 5.50%, 2/1/2017 (Insured; MBIA).............                         2,525,000      2,496,392
Massachusetts Bay Transportation Authority
  General Transportation System:
    5.25%, 3/1/2017 (Insured; AMBAC)........................................                         5,000,000      4,783,400
    Refunding 6.20%, 3/1/2016...............................................                         4,225,000      4,580,872
Massachusetts Commonwealth:
  Consolidated Loan 5.625%, 8/1/2013 (Insured; MBIA)........................                         7,140,000      7,238,746
  Refunding 6%, 8/1/2012 (Insured; FGIC)....................................                         1,755,000      1,795,330
  Special Obligation Revenue:
    5.50%, 6/1/2010 (Insured; AMBAC)........................................                         1,425,000      1,451,505
    5.75%, 6/1/2012.........................................................                         1,625,000      1,664,553
Massachusetts Education Loan Authority, Education Loan Revenue
  8%, 6/1/2002 (LOC; Rabobank Nederland) (a)................................                           670,000        691,654
Massachusetts Health and Educational Facilities Authority, Revenue:
  (Faulkner Hospital) 6%, 7/1/2013..........................................                         2,000,000      1,999,260
  (Massachusetts General Hospital):
    6.25%, 7/1/2020 (Insured; AMBAC)........................................                         3,500,000      3,668,140
    Refunding 6%, 7/1/2015 (Insured; AMBAC).................................                         2,000,000      2,048,720
  (Mclean Hospital) 6.50%, 7/1/2010 (Insured; FGIC).........................                         1,000,000      1,076,750
  (Medical Academic & Scientific) 6.625%, 1/1/2015..........................                         3,000,000      3,199,170
  (Mount Auburn Hospital) 6.30%, 8/15/2024 (Insured; MBIA) (b)..............                         5,000,000      5,265,150
  (New England Medical Center Hospitals) 6.50%, 7/1/2012 (Insured; FGIC)....                         2,000,000      2,148,840
  (Newton_Wellesley Hospital) 5.875%, 7/1/2015 (Insured; MBIA)..............                         2,000,000      2,052,680
  (Refunding_Baystate Medical Center) 6%, 7/1/2015 (Insured; FGIC)..........                         1,140,000      1,167,770
  (Refunding_Daughters of Charity) 6.10%, 7/1/2014..........................                         1,100,000      1,143,846
  (Refunding_Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)..................                         1,000,000      1,074,100
  (Refunding_Wentworth Technology Institute)
    5.625%, 10/1/2013 (Insured; CONNIE LEE).................................                         1,350,000      1,351,215
  (Sisters Providence Health System) 6.625%, 11/15/2022.....................                         3,510,000      3,532,604
  (Williams College) 5.50%, 7/1/2026........................................                         3,500,000      3,413,060
Massachusetts Housing Finance Agency, Revenue:
  Housing Projects, Refunding:
    6.30%, 10/1/2013 (Insured; AMBAC).......................................                         1,000,000      1,036,760
    6.375%, 4/1/2021........................................................                         4,300,000      4,442,588
  Multi-Family Residential Housing 9.60%, 8/1/2022..........................                         1,765,000      1,776,526
  Rental Housing:
    6.50%, 7/1/2025 (Insured; AMBAC)........................................                         1,500,000      1,543,455
    6.45%, 1/1/2036 (Insured; AMBAC)........................................                         2,135,000      2,197,000


DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                MAY 31, 1997
                                                                                           Principal
Long-Term Municipal Investments (continued)                                                  Amount          Value
                                                                                        _______    _______
Massachusetts (continued)

Massachusetts Housing Finance Agency, Revenue (continued):
  Rental Housing (continued):
    6%, 7/1/2037 (Insured; AMBAC)...........................................                    $    2,650,000   $  2,618,121
    Refunding:
      6.65%, 7/1/2019 (Insured; AMBAC)......................................                         2,475,000      2,570,461
      6.75%, 7/1/2028 (Insured; AMBAC)......................................                         2,870,000      2,978,199
  Single-Family Housing 6.35%, 6/1/2017.....................................                         2,700,000      2,801,142
Massachusetts Industrial Finance Agency, Revenue:
  (Babson College) 5.25%, 10/1/2027.........................................                         3,200,000      3,012,768
  Electrical Utility (Nantucket Electric Co.) 8.50%, 3/1/2016...............                         2,945,000      3,164,520
  (Refunding_College of the Holy Cross) 5.50%, 3/1/2020 (Insured; MBIA).....                         1,870,000      1,830,637
  (Refunding_Holy Cross College):
    6%, 11/1/2002...........................................................                           400,000        425,884
    6.375%, 11/1/2015 (Prerefunded; 11/1/2002) (c)..........................                         2,000,000      2,193,180
  (Refunding_Milton Academy) 5.25%, 9/1/2019 (Insured; MBIA)................                         1,000,000        939,370
  (Refunding_Phillips Academy) 5.375%, 9/1/2023.............................                         4,330,000      4,228,418
  (Refunding_Saint Mark's School) 5.375%, 1/1/2021 (Insured; MBIA)..........                         1,000,000        967,510
  (Refunding_Worcester Polytechnic Institute) 5.125%, 9/1/2017 (Insured; MBIA)                       1,000,000        950,350
Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue
  Refunding:
    6.40%, 7/1/2002.........................................................                           400,000        426,888
    6.125%, 7/1/2019 (Insured; MBIA)........................................                         1,000,000      1,031,190
Massachusetts Port Authority, Revenue:
  Special Facilites (US Air Project) 5.75%, 9/1/2016 (Insured; MBIA)........                         5,000,000      5,009,750
  Special Project (Harborside Hyatt) 10%, 3/1/2026..........................                         8,000,000      8,913,600
Massachusetts Water Pollution Abatement Trust
  (Pool Loan Program) 5.625%, 2/1/2017......................................                         5,000,000      5,042,150
North Attleborough 5.25%, 3/1/2017 (Insured; AMBAC).........................                         1,680,000      1,632,590
Northampton (School Project Loan Act of 1948) 5.75%, 5/15/2016 (Insured; MBIA)                       1,520,000      1,536,583
South Essex Sewage District, Refunding:
  5.25%, 6/15/2018 (Insured; MBIA)..........................................                         2,720,000      2,611,227
  5.25%, 6/15/2024 (Insured; MBIA)..........................................                         2,810,000      2,671,860
Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)...............................                         1,000,000      1,065,890
Uxbridge, Municipal Purpose Loan 5.40%, 11/15/2016 (Insured; MBIA)..........                         1,600,000      1,576,288
U.S. Related_3.5%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         3,000,000      3,122,880
Virgin Islands Water and Power Authority, Electric System Revenue
  7.40%, 7/1/2011...........................................................                         2,000,000      2,128,780
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $133,059,564)...................                                     $138,372,374
                                                                                                                ==============

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                            MAY 31, 1997
                                                                                                   Principal
Short-Term Municipal Investments_6.9%                                                                Amount          Value
                                                                                                    __________     __________
Massachusetts:

Massachusetts Health and Educational Facilities Authority, Revenue, VRDN:
  (Capital Assets Program) 4% (Insured; MBIA) (d)...........................                    $    1,000,000   $  1,000,000
  (Saint Elizabeth's Hospital) 3.83% (Insured; FSA) (d).....................                         9,300,000      9,300,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $10,300,000)...................                                    $  10,300,000
                                                                                                                ==============
TOTAL INVESTMENTS_100.0% (cost $143,359,564)................................                                     $148,672,374
                                                                                                                ==============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
FSA           Financial Security Assurance                       VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                              ________                       _________________          ______________________
AAA                                Aaa                            AAA                              61.6%
AA                                 Aa                             AA                                8.9
A                                  A                              A                                 13.2
BBB                                Baa                            BBB                                7.5
F-1+ & F-1                         MIG1, VMIG1 & P1               SP1 & A1                            .7
Not Rated(f)                       Not Rated(f)                   Not Rated(f)                       8.1
                                                                                                   _______
                                                                                                   100.0%

Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b) Wholly held by the custodian in a segregated account as collateral for open Financial Futures positions.
    (c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f)  Securites which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

STATEMENT OF FINANCIAL FUTURES                               MAY 31, 1997
                                                                   Market Value                               Unrealized
                                                                    Covered                                 (Depreciation)
Financial Futures Sold                        Contracts           by Contracts           Expiration           at 5/31/97
___________                                   _________           ____________           __________         __________________
U.S. Treasury Bond Futures...........           100               $10,962,500            September `97        $(81,250)


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                   MAY 31, 1997
                                                                                              Cost                   Value
                                                                                            ______________       ______________
ASSETS:                          Investments in securities_See Statement of Investments    $143,359,564           $148,672,374
                                 Cash.......................................                                           276,552
                                 Interest receivable........................                                         2,602,600
                                 Prepaid expenses...........................                                             8,689
                                                                                                                  _____________
                                                                                                                   151,560,215
                                                                                                                  _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          76,950
                                 Payable for futures variation margin_Note 4(a)                                         68,750
                                 Accrued expenses...........................                                            35,062
                                                                                                                  _____________
                                                                                                                       180,762
                                                                                                                  _____________
NET ASSETS..................................................................                                      $151,379,453
                                                                                                                 ==============
REPRESENTED BY:                  Paid-in capital............................                                      $147,174,301
                                 Accumulated undistributed investment income_net21,336
                                 Accumulated net realized gain (loss) on investments                                (1,047,744)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments [including ($81,250) net unrealized
                                     (depreciation) on financial futures]_Note 4(b)                                   5,231,560
                                                                                                                  _____________
NET ASSETS..................................................................                                      $151,379,453
                                                                                                                 ==============
SHARES OUTSTANDING
(unlimited number of $.01 par value shares of Beneficial Interest authorized)                                        9,282,686
NET ASSET VALUE, offering and redemption price per share_Note 3(d)..........                                            $16.31
                                                                                                                       ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
STATEMENT OF OPERATIONS                                     YEAR ENDED MAY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $  9,240,611
EXPENSES:                        Management fee_Note 3(a)...................                  $     914,511
                                 Shareholder servicing costs_Note 3(b)......                        159,997
                                 Professional fees..........................                         42,001
                                 Trustees' fees and expenses_Note 3(c)......                         29,454
                                 Custodian fees.............................                         16,388
                                 Registration fees..........................                         15,575
                                 Prospectus and shareholders' reports.......                         12,874
                                 Loan commitment fees_Note 2................                            837
                                 Miscellaneous..............................                         14,465
                                                                                                  __________
                                       Net Expenses.........................                                           1,206,102
                                                                                                                    _____________
INVESTMENT INCOME_NET.......................................................                                           8,034,509
                                                                                                                    _____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $     511,575
                                 Net realized gain (loss) on financial futures                       (4,625)
                                                                                                  __________
                                     Net Realized Gain (Loss)...............                                             506,950
                                 Net unrealized appreciation (depreciation) on investments
                                     [including ($81,250) net unrealized (depreciation) on
                                     financial futures].....................                                           3,622,119
                                                                                                                    _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           4,129,069
                                                                                                                    _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $12,163,578
                                                                                                                   ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended             Year Ended
                                                                                       May 31, 1997            May 31, 1996
                                                                                     ________________        ________________
OPERATIONS:
  Investment income_net...............................................                $    8,034,509          $    8,290,611
  Net realized gain (loss) on investments.............................                       506,950               3,018,145
  Net unrealized appreciation (depreciation) on investments...........                     3,622,119              (6,550,453)
                                                                                     ________________        ________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                    12,163,578               4,758,303
                                                                                     ________________        ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net...............................................                   (8,013,173)              (8,290,611)
                                                                                     ________________        ________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold.......................................                    32,801,752              37,206,238
  Dividends reinvested................................................                     5,947,192               6,116,752
  Cost of shares redeemed.............................................                  (43,241,424)             (48,818,823)
                                                                                     ________________        ________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions             (4,492,480)             (5,495,833)
                                                                                     ________________        ________________
        Total Increase (Decrease) in Net Assets.......................                     (342,075)              (9,028,141)
NET ASSETS:
  Beginning of Period.................................................                   151,721,528             160,749,669
                                                                                     ________________        ________________
  End of Period.......................................................                  $151,379,453            $151,721,528
                                                                                     ================        ===============
Undistributed investment income_net...................................             $          21,336                 __
                                                                                     ________________        ________________
                                                                                          Shares                  Shares
                                                                                     ________________        ________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................                     2,034,296               2,309,257
  Shares issued for dividends reinvested..............................                       366,496                 377,598
  Shares redeemed.....................................................                    (2,682,998)             (3,015,387)
                                                                                     ________________        ________________
      Net Increase (Decrease) in Shares Outstanding...................                      (282,206)               (328,532)
                                                                                     ================        ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Year Ended May 31,
                                                    ___________________________________________________________________________
PER SHARE DATA:                                      1997              1996            1995              1994            1993
                                                    _______          _______         _______           _______          _______
    Net asset value, beginning of period.....       $15.86           $16.25           $16.03           $17.01           $16.20
                                                    _______          _______         _______           _______          _______
    Investment Operations:
    Investment income_net.......................       .85              .88              .91              .91              .97
    Net realized and unrealized gain (loss)
      on investments........................           .45             (.39)             .22             (.52)             .81
                                                    _______          _______         _______           _______          _______
    Total from Investment Operations.......           1.30              .49             1.13              .39             1.78
                                                    _______          _______         _______           _______          _______
    Distributions:
    Dividends from investment income_net.......       (.85)            (.88)            (.91)            (.92)            (.97)
    Dividends from net realized gain on investments     __               __               __             (.21)              __
    Dividends in excess of net realized gain
      on investments.......................             __               __               __             (.24)              __
                                                    _______          _______         _______           _______          _______
    Total Distributions....................           (.85)            (.88)            (.91)           (1.37)           (.97)
                                                    _______          _______         _______           _______          _______
    Net asset value, end of period............      $16.31           $15.86           $16.25           $16.03           $17.01
                                                   ========         ========        ========          ========         ========
TOTAL INVESTMENT RETURN...................           8.37%            3.06%            7.39%            2.07%           11.27%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....       .79%             .79%             .80%             .80%             .81%
    Ratio of net investment income
      to average net assets..............            5.27%            5.43%            5.77%            5.30%            5.83%
    Portfolio Turnover Rate.................        38.29%           60.67%           38.34%           29.73%           85.29%
    Net Assets, end of period (000's Omitted)     $151,379         $151,722         $160,750         $168,473         $183,601

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Massachusetts Tax Exempt Bond Fund ("the Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,145,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1997. If not applied, the carryover expires in fiscal 2003.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the
DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended May 31, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1997, the Fund was charged an aggregate of $64,395 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted $70,840 during the period ended May 31, 1997.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) Effective November 4, 1996, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended May 31, 1997, redemption fees amounted to $393.
NOTE 4_SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended May 31, 1997, amounted to $55,705,205 and $65,743,259, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 1997 and their related unrealized depreciation are set forth in the Statement of Financial Futures.
    (b) At May 31, 1997, accumulated net unrealized appreciation on investments and financial futures was $5,231,560 consisting of $5,428,372 gross unrealized appreciation and $196,812 gross unrealized depreciation.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Massachusetts Tax Exempt Bond Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Tax Exempt Bond Fund, including the statements of investments and financial futures, as of May 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Tax Exempt Bond Fund at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 30, 1997


DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 1997 as "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS MASSACHUSETTS
TAX EXEMPT BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            267AR975
[Dreyfus logo]
Registration Mark

Massachusetts
Tax Exempt
Bond Fund
Annual Report
May 31, 1997